UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Charter Income Trust

11/30/10

MCR-ANN

MFS® Charter Income Trust

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we begin 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	59.0%
Non-U.S. Government Bonds	13.5%
Emerging Markets Bonds	13.3%
High Grade Corporates	12.6%
Commercial Mortgage-Backed Securities	5.7%
Mortgage-Backed Securities	3.9%
Floating Rate Loans	0.7%
U.S. Government Agencies	0.7%
Collateralized Debt Obligations	0.5%
Asset-Backed Securities	0.4%
U.S. Treasury Securities	(6.2)%

Composition including fixed income credit quality (a)(i)
AAA	12.1%
AA	11.3%
A	4.6%
BBB	15.7%
BB	26.2%
B	28.9%
CCC	9.1%
CC	0.2%
C	0.1%
D (o)	0.0%
U.S. Agency (NR)	3.9%
Other Fixed Income (NR)	(8.0)%
Non-Fixed Income (NR)	0.3%
Cash & Other	(4.4)%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	7.3 yrs.

Issuer country weightings (i)
United States	64.5%
Japan	4.7%
United Kingdom	2.7%
Italy	2.6%
Brazil	2.2%
Canada	1.9%
Russia	1.8%
Germany	1.5%
France	1.5%
Other Countries	16.6%

Portfolio Composition – continued

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Charter Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in high-yield and investment-grade corporate bonds, emerging markets debt securities, U.S. government securities, and international investment-grade debt securities.

For the twelve months ended November 30, 2010, shares of the fund provided a total return of 13.30%, at net asset value. This compares with a return of 16.78% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the Charter Income Trust Blended Index (the “Blended Index”), generated a return of 10.63%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few

Management Review – continued

factors: signs of improved U.S. economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to “CCC” rated (r) securities, which underperformed higher-rated securities during the months of May and August 2010, detracted from performance.

The fund’s lesser exposure to mortgage-backed securities, particularly to General National Mortgage Association (Ginnie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) securities, also held back results as this market segment turned in strong performance over the reporting period.

Contributors to Performance

The fund’s return from yield, which was greater than that of the Blended Index, was a key contributor to performance. Yield curve (y) positioning, particularly our greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another positive factor for the fund’s results.

A greater exposure to corporate bonds in the industrial and financial sectors also boosted relative performance as holdings within these sectors exhibited strong returns for the reporting period. Greater exposures to “B” and “BB” rated securities were additional positive factors.

The fund employs leverage which has been created through the use of loan agreements. To the extent that investments are purchased through leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s leverage enhanced its absolute positive returns.

Respectfully,

John Addeo	David Cole	Richard Hawkins	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/10

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

Year Ended 11/30/10

	Date		Price
Net Asset Value	11/30/10		$9.99
	11/30/09		$9.50
New York Stock Exchange Price	11/30/10		$9.51
	10/27/10	(high) (t)	$9.90
	5/21/10	(low) (t)	$8.78
	11/30/09		$8.96

Total Returns vs Benchmarks

Year Ended 11/30/10

MFS Charter Income Trust at

New York Stock Exchange Price (r)	14.36%

Net Asset Value (r)	13.30%

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	16.78%

Charter Income Trust Blended Index (f)(x)	10.63%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2009 through November 30, 2010.

(x)	Charter Income Trust Blended Index is at a point in time and allocations during the period can change. As of November 30, 2010, the blended index was comprised of 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, 42% Barclays Capital U.S. High-Yield Corporate Bond Index, 10% Barclays Capital U.S. Credit Bond Index, and 20% Barclays Capital U.S. Government/Mortgage Bond Index.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index generated a total return of 8.48% for the year ended November 30, 2010.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This index generated a total return of 4.68% for the year ended November 30, 2010.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States. This index generated a total return of 1.83% for the year ended November 30, 2010.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. This index generated a total return of 12.77% for the year ended November 30, 2010.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or

Performance Summary – continued

her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the Fund’s assets primarily in debt instruments.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and/or foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest a relatively large percentage of the fund’s assets in instruments of issuers in a single country, a small number of countries, or a particular geographic region.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund. Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile. Investments in foreign markets through issuers or currencies can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions. Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets. Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk. Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments. The fund’s performance could be more volatile than the performance of more diversified funds. The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Richard Hawkins	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since July 2004.

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio Manager of the Fund since February 2005.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio Manager of the Fund since October 2006.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the Fund since September 2004.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 109.9%
Issuer	Shares/Par	Value ($)

Aerospace - 1.0%
Alliant Techsystems, Inc., 6.875%, 2020	$475,000	$484,500
BE Aerospace, Inc., 8.5%, 2018	1,225,000	1,332,188
BE Aerospace, Inc., 6.875%, 2020	375,000	385,781
Bombardier, Inc., 7.5%, 2018 (n)	885,000	946,950
Bombardier, Inc., 7.45%, 2034 (n)	625,000	612,500
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,534,000	1,150,500
Oshkosh Corp., 8.25%, 2017	290,000	311,750
Oshkosh Corp., 8.5%, 2020	320,000	347,200

		$5,571,369
Airlines - 0.1%
Continental Airlines, Inc., 7.25%, 2021	$213,920	$241,197
GOL Linhas Aereas Inteligentes S.A., 9.25%, 2020 (n)	169,000	176,605

		$417,802
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 8%, 2016	$965,000	$1,026,519
Hanesbrands, Inc., 6.375%, 2020 (z)	475,000	453,625
Phillips-Van Heusen Corp., 7.375%, 2020	700,000	750,750

		$2,230,894
Asset-Backed & Securitized - 6.6%
Anthracite Ltd., “A”, CDO, FRN, 0.613%, 2019 (z)	$1,476,001	$1,107,001
Banc of America Commercial Mortgage, Inc., FRN, 5.933%, 2051	1,500,000	1,593,926
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	319,317	318,136
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.855%, 2040 (z)	874,262	398,576
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	1,605,000	1,473,566
Commercial Mortgage Pass-Through Certificates, FRN, 5.982%, 2046	230,000	235,479
Countrywide Asset-Backed Certificates, FRN, 5.147%, 2035	1,432,982	1,441,531
Credit Suisse Mortgage Capital Certificate, FRN, 5.91%, 2039	1,400,000	1,456,750
Crest Ltd., CDO, 7%, 2040	2,070,613	103,531
First Union-Lehman Brothers Bank of America, FRN, 0.581%, 2035 (i)	17,957,802	315,154
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	469,727	489,825
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,255,000	1,309,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.001%, 2049	$5,000,000	$5,259,561
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.001%, 2049	1,000,000	1,058,228
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.186%, 2051	6,000,000	6,306,110
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.258%, 2051	185,000	83,169
Merrill Lynch Mortgage Trust, FRN, 6.019%, 2050	1,350,000	1,449,649
Merrill Lynch Mortgage Trust, FRN, “B”, 6.019%, 2050	185,000	59,898
Multi Security Asset Trust, “A3”, 5%, 2035 (z)	1,461,810	1,417,956
PNC Mortgage Acceptance Corp., 7.1%, 2032 (z)	1,060,685	1,060,494
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,476,536	1,312,315
Structured Asset Securities Corp., FRN, 4.67%, 2035	229,149	227,536
Wachovia Bank Commercial Mortgage Trust, FRN, 5.883%, 2047	1,503,155	326,761
Wachovia Bank Commercial Mortgage Trust, FRN, 6.099%, 2051	7,250,000	7,585,152

		$36,389,304
Automotive - 1.8%
Accuride Corp., 9.5%, 2018 (n)	$775,000	$827,313
Allison Transmission, Inc., 11%, 2015 (n)	1,135,000	1,228,638
Ford Motor Credit Co. LLC, 5.625%, 2015	5,965,000	6,043,493
General Motors Corp., 7.125%, 2013 (d)	1,427,000	438,803
Goodyear Tire & Rubber Co., 10.5%, 2016	1,200,000	1,314,000
Hyundai Capital America, 3.75%, 2016 (n)	174,000	174,219

		$10,026,466
Basic Industry - 0.2%
TriMas Corp., 9.75%, 2017 (n)	$795,000	$850,650

Broadcasting - 3.0%
Allbritton Communications Co., 8%, 2018	$565,000	$560,763
Entravision Communications Corp., 8.75%, 2017 (n)	240,000	250,800
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,145,000	1,202,250
Intelsat Jackson Holdings Ltd., 9.5%, 2016	4,100,000	4,325,500
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	710,000	708,225
Lamar Media Corp., 6.625%, 2015	740,000	752,950
Lamar Media Corp., “C”, 6.625%, 2015	245,000	246,838
Local TV Finance LLC, 10%, 2015 (p)(z)	799,312	690,073
Newport Television LLC, 13%, 2017 (n)(p)	58,939	53,499
News America, Inc., 6.2%, 2034	325,000	343,039
News America, Inc., 6.9%, 2039	205,000	234,424

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014		$510,722	$494,421
Nexstar Broadcasting, Inc., 7%, 2014		168,000	164,640
Salem Communications Corp., 9.625%, 2016		137,000	143,127
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		1,425,000	1,542,563
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		185,000	189,625
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		725,000	763,063
Univision Communications, Inc., 12%, 2014 (n)		335,000	363,056
Univision Communications, Inc., 9.75%, 2015 (n)(p)		2,555,290	2,644,086
Univision Communications, Inc., 7.875%, 2020 (n)		350,000	357,875
XM Satellite Radio, Inc., 7.625%, 2018 (z)		280,000	278,600

			$16,309,417
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 7.875%, 2015		$785,000	$773,225
E*TRADE Financial Corp., 12.5%, 2017		320,000	368,800
Janus Capital Group, Inc., 6.95%, 2017		1,900,000	1,965,244

			$3,107,269
Building - 1.7%
Building Materials Holding Corp., 6.875%, 2018 (n)		$680,000	$666,400
Building Materials Holding Corp., 7%, 2020 (n)		600,000	618,000
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	490,000	610,603
CEMEX Finance LLC, 9.5%, 2016 (n)		$1,275,000	1,275,000
Masco Corp., 7.125%, 2020		980,000	1,028,324
Nortek, Inc., 11%, 2013		1,611,711	1,696,326
Nortek, Inc., 10%, 2018 (z)		435,000	435,000
Owens Corning, 9%, 2019		1,550,000	1,839,858
Ply Gem Industries, Inc., 11.75%, 2013		350,000	371,000
Ply Gem Industries, Inc., 13.125%, 2014		670,000	703,500

			$9,244,011
Business Services - 1.3%
First Data Corp., 9.875%, 2015		$1,725,000	$1,466,250
Interactive Data Corp., 10.25%, 2018 (n)		680,000	734,400
Iron Mountain, Inc., 6.625%, 2016		775,000	776,938
Iron Mountain, Inc., 8.375%, 2021		460,000	503,700
SunGard Data Systems, Inc., 10.25%, 2015		1,955,000	2,028,313
SunGard Data Systems, Inc., 7.375%, 2018 (z)		445,000	440,550
SunGard Data Systems, Inc., 7.625%, 2020 (z)		265,000	265,000
Terremark Worldwide, Inc., 12%, 2017		625,000	706,250

			$6,921,401

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 3.6%
Cablevision Systems Corp., 8.625%, 2017	$475,000	$516,563
CCH II LLC, 13.5%, 2016	640,000	752,800
Charter Communications Holding Co. LLC, 7.875%, 2018 (n)	735,000	760,725
Charter Communications Holding Co. LLC, 8.125%, 2020 (n)	470,000	493,500
Charter Communications Operating LLC, 10.875%, 2014 (n)	650,000	724,750
CSC Holdings LLC, 8.5%, 2014	770,000	844,113
CSC Holdings LLC, 8.5%, 2015	2,315,000	2,511,775
DIRECTV Holdings LLC, 5.2%, 2020	1,240,000	1,310,493
EchoStar Corp., 7.125%, 2016	1,615,000	1,659,413
Insight Communications Co., Inc., 9.375%, 2018 (n)	670,000	726,950
Mediacom LLC, 9.125%, 2019	1,395,000	1,408,950
Myriad International Holdings B.V., 6.375%, 2017 (n)	857,000	886,652
TCI Communications, Inc., 9.8%, 2012	701,000	767,418
Time Warner Cable, Inc., 5%, 2020	1,150,000	1,210,805
Videotron LTEE, 6.875%, 2014	2,110,000	2,136,375
Virgin Media Finance PLC, 9.125%, 2016	2,185,000	2,321,563
Virgin Media Finance PLC, 9.5%, 2016	395,000	441,413

		$19,474,258
Chemicals - 3.0%
Ashland, Inc., 9.125%, 2017	$1,845,000	$2,117,138
Braskem S.A., 7%, 2020 (n)	1,312,000	1,364,480
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	540,000	554,850
Hexion Specialty Chemicals, Inc., 8.875%, 2018	1,030,000	1,060,900
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	270,000	267,975
Huntsman International LLC, 8.625%, 2021 (n)	1,120,000	1,187,200
Lumena Resources Corp., 12%, 2014 (n)	669,000	620,498
Lyondell Chemical Co., 8%, 2017 (z)	515,000	555,556
Lyondell Chemical Co., 11%, 2018	1,988,207	2,211,880
Momentive Performance Materials, Inc., 12.5%, 2014	1,706,000	1,910,720
Momentive Performance Materials, Inc., 11.5%, 2016	598,000	627,900
Momentive Performance Materials, Inc., 9%, 2021 (n)	540,000	537,300
Mosaic Co., 7.625%, 2016 (n)	1,525,000	1,648,283
Omnova Solutions, Inc., 7.875%, 2018 (n)	360,000	358,200
Polypore International, Inc., 7.5%, 2017 (z)	180,000	182,250
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	414,000	433,911
Solutia, Inc., 7.875%, 2020	1,000,000	1,077,500

		$16,716,541
Computer Software - 0.4%
Seagate Technology HDD Holdings, 6.375%, 2011	$1,950,000	$1,979,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Computer Software - Systems - 0.5%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$1,380,000	$1,493,850
International Business Machines Corp., 8%, 2038	1,000,000	1,400,115

		$2,893,965
Conglomerates - 0.6%
Actuant Corp., 6.875%, 2017	$1,005,000	$1,025,100
Amsted Industries, Inc., 8.125%, 2018 (n)	1,125,000	1,198,125
Kennametal, Inc., 7.2%, 2012	684,000	703,201
Pinafore LLC, 9%, 2018 (n)	375,000	395,625

		$3,322,051
Construction - 0.1%
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)	$465,000	$523,125
Corporacion GEO S.A.B. de C.V., 9.25%, 2020 (n)	249,000	284,483

		$807,608
Consumer Products - 0.9%
ACCO Brands Corp., 10.625%, 2015	$105,000	$116,813
ACCO Brands Corp., 7.625%, 2015	255,000	251,813
Central Garden & Pet Co., 8.25%, 2018	455,000	465,238
Easton-Bell Sports, Inc., 9.75%, 2016	295,000	315,650
Fortune Brands, Inc., 5.125%, 2011	671,000	674,054
Jarden Corp., 7.5%, 2017	1,405,000	1,471,738
Libbey Glass, Inc., 10%, 2015 (n)	740,000	791,800
NBTY, Inc., 9%, 2018 (n)	135,000	141,750
Visant Corp., 10%, 2017 (n)	925,000	955,063

		$5,183,919
Consumer Services - 1.3%
KAR Holdings, Inc., 10%, 2015	$1,135,000	$1,200,263
KAR Holdings, Inc., FRN, 4.286%, 2014	380,000	353,400
Service Corp. International, 7.375%, 2014	235,000	256,738
Service Corp. International, 6.75%, 2015	265,000	272,950
Service Corp. International, 7%, 2017	4,030,000	4,145,863
Ticketmaster Entertainment, Inc., 10.75%, 2016	1,020,000	1,106,700

		$7,335,914
Containers - 1.3%
Crown Americas LLC, 7.75%, 2015	$565,000	$583,363
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	1,800,000	1,863,000
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	185,000	187,775
Greif, Inc., 6.75%, 2017	855,000	895,613
Greif, Inc., 7.75%, 2019	1,000,000	1,100,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Containers - continued
Owens-Illinois, Inc., 7.375%, 2016	$1,000,000	$1,072,500
Reynolds Group, 7.75%, 2016 (n)	1,050,000	1,094,625
Reynolds Group, 7.125%, 2019 (n)	565,000	574,888

		$7,372,389
Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$450,000	$491,015
ManTech International Corp., 7.25%, 2018	260,000	269,100
MOOG, Inc., 7.25%, 2018	335,000	345,050

		$1,105,165
Electronics - 0.6%
Flextronics International Ltd., 6.25%, 2014	$434,000	$442,680
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	385,000	415,800
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	545,000	570,888
Jabil Circuit, Inc., 7.75%, 2016	1,140,000	1,273,950
NXP B.V., 7.875%, 2014	520,000	533,650
NXP B.V., 9.75%, 2018 (n)	103,000	111,240

		$3,348,208
Emerging Market Quasi-Sovereign - 5.5%
Banco del Estado de Chile, 4.125%, 2020 (n)	$234,000	$230,085
Banco do Brasil S.A., 5.375%, 2021 (n)	1,696,000	1,687,520
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (z)	848,000	831,528
BNDES Participacoes S.A., 5.5%, 2020 (n)	138,000	147,315
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	1,012,000	988,588
Dubai Electricity & Water Authority, 6.375%, 2016 (n)	178,000	168,210
Dubai Electricity & Water Authority, 7.375%, 2020 (n)	221,000	204,425
Ecopetrol S.A., 7.625%, 2019	594,000	708,345
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	206,000	211,253
Gaz Capital S.A., 8.125%, 2014 (n)	1,464,000	1,647,000
Gaz Capital S.A., 5.092%, 2015 (z)	380,000	381,900
Gaz Capital S.A., 9.25%, 2019	583,000	709,074
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	2,051,000	2,513,706
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	733,000	842,657
KazMunaiGaz Finance B.V., 6.375%, 2021 (z)	245,000	237,038
Majapahit Holding B.V., 7.25%, 2017 (n)	1,478,000	1,707,090
Majapahit Holding B.V., 8%, 2019 (n)	492,000	590,400
Pemex Project Funding Master Trust, 5.75%, 2018	642,000	698,331
Petrobras International Finance Co., 7.875%, 2019	1,361,000	1,655,045
Petroleos de Venezuela S.A., 5.25%, 2017	950,000	509,200
Petroleos Mexicanos, 8%, 2019	1,101,000	1,348,175
Petroleos Mexicanos, 6%, 2020	1,195,000	1,302,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleos Mexicanos, 5.5%, 2021	$696,000	$727,320
Qatari Diar Finance Q.S.C., 5%, 2020 (n)	1,125,000	1,145,169
Qtel International Finance Ltd., 3.375%, 2016 (n)	216,000	208,089
Qtel International Finance Ltd., 7.875%, 2019 (n)	553,000	659,863
Qtel International Finance Ltd., 7.875%, 2019	344,000	410,475
Qtel International Finance Ltd., 4.75%, 2021 (n)	303,000	281,935
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	1,045,800	1,152,995
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,442,000	1,698,483
SCF Capital Ltd., 5.375%, 2017 (n)	726,000	704,220
Sinochem Overseas Capital Co. Ltd., 4.5%, 2020 (z)	287,000	281,916
State Bank of India, 4.5%, 2015 (n)	914,000	943,239
VEB Finance Ltd., 6.902%, 2020 (n)	1,140,000	1,165,650
VTB Capital S.A., 6.465%, 2015 (n)	658,000	679,385
VTB Capital S.A., 6.551%, 2020 (n)	974,000	964,231

		$30,342,405
Emerging Market Sovereign - 2.6%
Dominican Republic, 7.5%, 2021 (n)	$239,000	$262,924
Government of Ukraine, 6.875%, 2015 (n)	353,000	338,880
Government of Ukraine, 7.75%, 2020 (n)	245,000	237,650
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	1,848,000	785,400
Republic of Argentina, FRN, 0.677%, 2012	973,575	899,327
Republic of Colombia, 7.375%, 2019	465,000	571,950
Republic of Colombia, 8.125%, 2024	664,000	863,200
Republic of Indonesia, 6.875%, 2018	204,000	244,290
Republic of Indonesia, 11.625%, 2019 (n)	1,423,000	2,166,518
Republic of Indonesia, 7.75%, 2038 (n)	593,000	753,110
Republic of Panama, 9.375%, 2029	1,062,000	1,518,660
Republic of Peru, 7.35%, 2025	355,000	436,650
Republic of Philippines, 6.5%, 2020	358,000	426,468
Republic of Philippines, 6.375%, 2034	1,377,000	1,507,815
Republic of South Africa, 5.5%, 2020	751,000	818,590
Republic of Sri Lanka, 6.25%, 2020 (n)	144,000	148,320
Republic of Turkey, 5.625%, 2021	362,000	390,960
Ukraine Government International, 6.58%, 2016	1,389,000	1,322,189
United Mexican States, 5.95%, 2019	134,000	153,765
United Mexican States, 5.75%, 2110	206,000	193,484

		$14,040,150
Energy - Independent - 3.5%
Anadarko Petroleum Corp., 5.95%, 2016	$630,000	$672,252
Anadarko Petroleum Corp., 8.7%, 2019	330,000	403,401
Anadarko Petroleum Corp., 6.45%, 2036	160,000	155,100

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Anadarko Petroleum Corp., 6.2%, 2040	$580,000	$550,027
Atlas Energy Operating Co. LLC, 12.125%, 2017	270,000	353,700
Atlas Energy Operating Co. LLC, 10.75%, 2018	260,000	316,875
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	685,000	681,575
Denbury Resources, Inc., 8.25%, 2020	655,000	713,950
Harvest Operations Corp., 6.875%, 2017 (n)	690,000	712,425
Hilcorp Energy I LP, 9%, 2016 (n)	1,080,000	1,134,000
Linn Energy LLC, 8.625%, 2020 (n)	470,000	498,200
Linn Energy LLC, 7.75%, 2021 (n)	648,000	657,720
Newfield Exploration Co., 6.625%, 2014	650,000	663,000
Newfield Exploration Co., 6.625%, 2016	560,000	574,000
OPTI Canada, Inc., 9.75%, 2013 (n)	505,000	502,475
OPTI Canada, Inc., 8.25%, 2014	985,000	684,575
Penn Virginia Corp., 10.375%, 2016	1,010,000	1,111,000
Pioneer Natural Resources Co., 6.875%, 2018	1,175,000	1,250,501
Pioneer Natural Resources Co., 7.5%, 2020	1,015,000	1,132,326
Plains Exploration & Production Co., 7%, 2017	1,705,000	1,726,313
QEP Resources, Inc., 6.875%, 2021	910,000	960,050
Quicksilver Resources, Inc., 8.25%, 2015	780,000	797,550
Quicksilver Resources, Inc., 9.125%, 2019	695,000	747,125
Range Resources Corp., 8%, 2019	1,045,000	1,139,050
SandRidge Energy, Inc., 8%, 2018 (n)	1,015,000	964,250
Talisman Energy, Inc., 7.75%, 2019	280,000	354,643

		$19,456,083
Energy - Integrated - 0.7%
CCL Finance Ltd., 9.5%, 2014	$457,000	$530,120
CCL Finance Ltd., 9.5%, 2014 (n)	1,244,000	1,443,040
Hess Corp., 8.125%, 2019	100,000	129,890
Husky Energy, Inc., 5.9%, 2014	306,000	339,297
Husky Energy, Inc., 7.25%, 2019	324,000	391,273
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	1,005,000	1,133,138

		$3,966,758
Entertainment - 0.8%
AMC Entertainment, Inc., 11%, 2016	$1,200,000	$1,272,000
AMC Entertainment, Inc., 8.75%, 2019	1,360,000	1,445,000
Cinemark USA, Inc., 8.625%, 2019	1,460,000	1,565,850

		$4,282,850
Financial Institutions - 2.4%
Ally Financial, Inc., 8.3%, 2015	$2,400,000	$2,526,000
American General Finance Corp., 6.9%, 2017	715,000	566,638

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 7%, 2014		$725,000	$717,750
CIT Group, Inc., 7%, 2016		1,090,000	1,070,925
CIT Group, Inc., 7%, 2017		3,560,000	3,471,000
Credit Acceptance Corp., 9.125%, 2017 (z)		500,000	522,500
General Electric Capital Corp., 6.375% to 2017, FRN to 2067		410,000	404,875
GMAC, Inc., 6.875%, 2011		293,000	299,959
International Lease Finance Corp., 5.625%, 2013		1,000,000	985,000
International Lease Finance Corp., 8.75%, 2017 (n)		1,035,000	1,089,338
International Lease Finance Corp., 7.125%, 2018 (n)		455,000	481,163
Nationstar Mortgage LLC, 10.875%, 2015 (z)		650,000	632,125
SLM Corp., 8%, 2020		455,000	457,275

			$13,224,548
Food & Beverages - 2.0%
Anheuser-Busch InBev, 6.875%, 2019 (n)		$1,300,000	$1,600,855
ARAMARK Corp., 8.5%, 2015		1,154,000	1,194,390
B&G Foods, Inc., 7.625%, 2018		470,000	487,038
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		893,000	937,650
Constellation Brands, Inc., 7.25%, 2016		1,020,000	1,093,950
Del Monte Foods Co., 6.75%, 2015		1,170,000	1,200,713
Del Monte Foods Co., 7.5%, 2019		1,000,000	1,132,500
Pinnacle Foods Finance LLC, 9.25%, 2015		990,000	1,018,463
TreeHouse Foods, Inc., 7.75%, 2018		1,220,000	1,323,700
Tyson Foods, Inc., 7.35%, 2016		912,000	1,003,200

			$10,992,459
Forest & Paper Products - 1.8%
Boise, Inc., 8%, 2020		$820,000	$887,650
Cascades, Inc., 7.75%, 2017		915,000	958,463
Cellu Tissue Holdings, Inc., 11.5%, 2014		770,000	902,825
Georgia-Pacific Corp., 7.125%, 2017 (n)		3,585,000	3,782,175
Georgia-Pacific Corp., 8%, 2024		415,000	483,475
Georgia-Pacific Corp., 7.25%, 2028		205,000	224,219
Graphic Packaging Holding Co., 7.875%, 2018		510,000	529,125
JSG Funding PLC, 7.75%, 2015		40,000	40,900
Sappi Papier Holding GmbH, 6.75%, 2012 (z)		335,000	344,213
Sino-Forest Corp., 6.25%, 2017 (n)		120,000	117,300
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	560,000	746,898
Votorantim Participacoes S.A., 6.75%, 2021 (n)		$650,000	685,750

			$9,702,993

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 3.3%
Ameristar Casinos, Inc., 9.25%, 2014	$545,000	$583,150
Firekeepers Development Authority, 13.875%, 2015 (n)	460,000	538,200
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)(d)	460,000	1,472
Gaylord Entertainment Co., 6.75%, 2014	1,020,000	1,017,450
GWR Operating Partnership LLP, 10.875%, 2017	765,000	795,600
Harrah’s Operating Co., Inc., 11.25%, 2017	1,090,000	1,188,100
Harrah’s Operating Co., Inc., 10%, 2018	735,000	621,075
Harrah’s Operating Co., Inc., 10%, 2018	1,304,000	1,101,880
Host Hotels & Resorts, Inc., 6.75%, 2016	1,150,000	1,178,750
Host Hotels & Resorts, Inc., 9%, 2017	1,525,000	1,696,563
MGM Mirage, 10.375%, 2014	145,000	160,950
MGM Mirage, 11.125%, 2017	365,000	412,450
MGM Mirage, 9%, 2020 (n)	655,000	713,950
MGM Resorts International, 11.375%, 2018	1,960,000	2,018,800
Penn National Gaming, Inc., 8.75%, 2019	1,065,000	1,168,838
Royal Caribbean Cruises Ltd., 11.875%, 2015	665,000	814,625
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	1,485,000	1,622,363
Station Casinos, Inc., 6.5%, 2014 (d)	25,000	10
Station Casinos, Inc., 6.875%, 2016 (d)	980,000	392
Wyndham Worldwide Corp., 6%, 2016	985,000	1,027,116
Wyndham Worldwide Corp., 7.375%, 2020	660,000	721,631
Wynn Las Vegas LLC, 7.75%, 2020	595,000	627,725

		$18,011,090
Industrial - 0.8%
Altra Holdings, Inc., 8.125%, 2016	$350,000	$364,000
Baldor Electric Co., 8.625%, 2017	1,491,000	1,662,465
Diversey, Inc., 8.25%, 2019	680,000	734,400
Great Lakes Dredge & Dock Corp., 7.75%, 2013	550,000	551,375
Hillman Cos., Inc., 10.875%, 2018 (n)	495,000	544,500
Mueller Water Products, Inc., 7.375%, 2017	425,000	391,000
Mueller Water Products, Inc., 8.75%, 2020	295,000	323,763

		$4,571,503
Insurance - 1.6%
American International Group, Inc., 8.175% to 2038, FRN to 2058	$3,135,000	$3,197,700
ING Groep N.V., 5.775% to 2015, FRN to 2049	2,100,000	1,764,000
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,100,000	1,300,750
Metropolitan Life Global Funding, 5.125%, 2014 (n)	860,000	953,217
Prudential Financial, Inc., 5.375%, 2020	410,000	436,167
Unum Group, 7.125%, 2016	1,171,000	1,335,688

		$8,987,522

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - 1.6%
Allstate Corp., 7.45%, 2019		$850,000	$1,053,937
AXIS Capital Holdings Ltd., 5.75%, 2014		1,013,000	1,087,782
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		1,635,000	1,994,700
USI Holdings Corp., 9.75%, 2015 (z)		615,000	611,925
USI Holdings Corp., FRN, 4.16%, 2014 (n)		2,005,000	1,714,275
XL Group PLC, 6.5% to 2017, FRN to 2049		915,000	780,038
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		1,190,000	1,160,250
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		627,000	609,758

			$9,012,665
International Market Quasi-Sovereign - 1.6%
Bank of Ireland, 2.75%, 2012 (n)		$1,480,000	$1,430,461
Canada Housing Trust, 4.6%, 2011 (n)	CAD	392,000	391,561
Commonwealth Bank of Australia, 2.9%, 2014 (n)		$1,780,000	1,875,269
ING Bank N.V., 3.9%, 2014 (n)		1,390,000	1,510,114
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		1,500,000	1,357,622
KFW International Finance, Inc., 4.875%, 2019		1,000,000	1,157,846
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)		1,000,000	1,069,124

			$8,791,997
International Market Sovereign - 11.2%
Federal Republic of Germany, 3.75%, 2015	EUR	2,176,000	$3,079,079
Federal Republic of Germany, 4.25%, 2018	EUR	1,329,000	1,944,819
Federal Republic of Germany, 6.25%, 2030	EUR	847,000	1,577,995
Government of Canada, 4.5%, 2015	CAD	747,000	797,967
Government of Canada, 4.25%, 2018	CAD	447,000	477,772
Government of Canada, 5.75%, 2033	CAD	136,000	177,923
Government of Japan, 1.5%, 2012	JPY	549,000,000	6,692,795
Government of Japan, 1.3%, 2014	JPY	225,600,000	2,791,469
Government of Japan, 1.7%, 2017	JPY	644,600,000	8,202,995
Government of Japan, 2.2%, 2027	JPY	619,000,000	7,792,758
Kingdom of Belgium, 5.5%, 2017	EUR	378,000	548,267
Kingdom of Spain, 4.6%, 2019	EUR	656,000	803,337
Kingdom of Sweden, 4.5%, 2015	SEK	2,635,000	409,590
Kingdom of the Netherlands, 3.75%, 2014	EUR	1,333,000	1,870,006
Kingdom of the Netherlands, 5.5%, 2028	EUR	454,000	761,395
Republic of Austria, 4.65%, 2018	EUR	1,345,000	1,951,508
Republic of Finland, 3.875%, 2017	EUR	921,000	1,304,068
Republic of France, 4.75%, 2012	EUR	703,000	974,563
Republic of France, 4.75%, 2035	EUR	1,370,000	2,105,364
Republic of Italy, 4.75%, 2013	EUR	5,607,000	7,540,912
Republic of Italy, 5.25%, 2017	EUR	3,348,000	4,627,269
United Kingdom Treasury, 8%, 2015	GBP	755,000	1,513,732

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
United Kingdom Treasury, 8%, 2021	GBP	953,000	$2,099,888
United Kingdom Treasury, 4.25%, 2036	GBP	739,000	1,154,822

			$61,200,293
Machinery & Tools - 0.7%
Case Corp., 7.25%, 2016		$710,000	$766,800
Case New Holland, Inc., 7.875%, 2017 (n)		2,235,000	2,464,088
Rental Service Corp., 9.5%, 2014		705,000	726,150

			$3,957,038
Major Banks - 2.5%
Bank of America Corp., 7.375%, 2014		$1,000,000	$1,117,374
Bank of America Corp., 7.625%, 2019		370,000	420,633
Bank of America Corp., 8% to 2018, FRN to 2049		1,650,000	1,648,515
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		1,667,000	1,533,640
Credit Suisse New York, 5.5%, 2014		1,000,000	1,108,606
HSBC USA, Inc., 4.875%, 2020		460,000	466,314
JPMorgan Chase & Co., 6.3%, 2019		1,000,000	1,144,854
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		835,000	888,357
Morgan Stanley, 5.75%, 2016		397,000	425,008
Morgan Stanley, 6.625%, 2018		391,000	427,281
Morgan Stanley, 7.3%, 2019		830,000	933,028
Morgan Stanley, 5.625%, 2019		1,500,000	1,525,896
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		1,210,000	1,061,775
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)(d)		350,000	273,000
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)		498,000	518,065

			$13,492,346
Medical & Health Technology & Services - 4.9%
Biomet, Inc., 10%, 2017		$545,000	$594,050
Biomet, Inc., 11.625%, 2017		2,470,000	2,723,175
Community Health Systems, Inc., 8.875%, 2015		3,510,000	3,672,338
Cooper Cos., Inc., 7.125%, 2015		570,000	584,250
Davita, Inc., 6.375%, 2018		790,000	783,088
Davita, Inc., 6.625%, 2020		465,000	460,931
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		665,000	761,425
HCA, Inc., 9.25%, 2016		6,130,000	6,559,100
HCA, Inc., 8.5%, 2019		605,000	659,450
HealthSouth Corp., 8.125%, 2020		1,605,000	1,739,419
Hospira, Inc., 6.05%, 2017		655,000	750,511
McKesson Corp., 7.5%, 2019		110,000	138,259
Owens & Minor, Inc., 6.35%, 2016		970,000	983,530

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Tenet Healthcare Corp., 9.25%, 2015	$1,445,000	$1,538,925
Tenet Healthcare Corp., 8%, 2020 (n)	375,000	367,500
United Surgical Partners International, Inc., 8.875%, 2017	365,000	375,038
United Surgical Partners International, Inc., 9.25%, 2017 (p)	385,000	397,513
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,795,000	1,839,875
Vanguard Health Systems, Inc., 8%, 2018	935,000	944,350
VWR Funding, Inc., 10.25%, 2015 (p)	1,204,125	1,240,249

		$27,112,976
Metals & Mining - 2.6%
Arch Coal, Inc., 7.25%, 2020	$470,000	$514,650
Arch Western Finance LLC, 6.75%, 2013	637,000	644,166
Bumi Investment Pte Ltd., 10.75%, 2017 (n)	249,000	257,715
Cloud Peak Energy, Inc., 8.25%, 2017	1,125,000	1,226,250
Cloud Peak Energy, Inc., 8.5%, 2019	760,000	836,000
CONSOL Energy, Inc., 8%, 2017 (n)	1,425,000	1,531,875
CONSOL Energy, Inc., 8.25%, 2020 (n)	480,000	519,600
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,045,000	1,167,265
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)	2,260,000	2,192,806
International Steel Group, Inc., 6.5%, 2014	1,300,000	1,434,983
Peabody Energy Corp., 5.875%, 2016	425,000	422,875
Peabody Energy Corp., 7.375%, 2016	1,070,000	1,179,675
Rearden G Holdings Eins GmbH, 7.875%, 2020 (n)	115,000	122,475
Southern Copper Corp., 5.375%, 2020	161,000	167,356
Southern Copper Corp., 6.75%, 2040	553,000	578,280
Teck Resources Ltd., 9.75%, 2014	167,000	206,197
U.S. Steel Corp., 7.375%, 2020	650,000	649,188
Vale Overseas Ltd., 4.625%, 2020	490,000	493,808
Vale Overseas Ltd., 6.875%, 2039	341,000	379,092

		$14,524,256
Mortgage-Backed - 3.9%
Fannie Mae, 3.81%, 2013	$304,667	$319,043
Fannie Mae, 4.1%, 2013	498,684	524,487
Fannie Mae, 4.19%, 2013	409,416	433,110
Fannie Mae, 4.845%, 2013	138,602	147,937
Fannie Mae, 4.589%, 2014	259,091	279,524
Fannie Mae, 4.6%, 2014	421,617	453,460
Fannie Mae, 4.609%, 2014	481,680	519,371
Fannie Mae, 4.77%, 2014	327,982	356,355
Fannie Mae, 4.56%, 2015	177,181	192,677
Fannie Mae, 4.665%, 2015	143,693	156,616
Fannie Mae, 4.7%, 2015	137,168	149,666

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.74%, 2015	$339,979	$371,708
Fannie Mae, 4.78%, 2015	396,299	434,528
Fannie Mae, 4.815%, 2015	357,961	392,829
Fannie Mae, 4.87%, 2015	290,137	318,743
Fannie Mae, 4.89%, 2015	96,872	106,344
Fannie Mae, 4.921%, 2015	968,973	1,067,154
Fannie Mae, 6%, 2016 - 2037	3,153,340	3,448,266
Fannie Mae, 5.5%, 2019 - 2035	6,930,868	7,505,507
Fannie Mae, 4.88%, 2020	258,167	284,729
Fannie Mae, 6.5%, 2032 -2033	780,441	881,986
Fannie Mae, 5%, 2035	2,337,884	2,486,747
Freddie Mac, 6%, 2034	527,744	580,760

		$21,411,547
Natural Gas - Distribution - 0.9%
AmeriGas Partners LP, 7.25%, 2015	$670,000	$683,400
AmeriGas Partners LP, 7.125%, 2016	1,980,000	2,059,200
Ferrellgas Partners LP, 8.625%, 2020	685,000	741,513
Inergy LP, 6.875%, 2014	1,180,000	1,194,750

		$4,678,863
Natural Gas - Pipeline - 1.7%
Atlas Pipeline Partners LP, 8.125%, 2015	$915,000	$942,450
Atlas Pipeline Partners LP, 8.75%, 2018	185,000	201,650
CenterPoint Energy, Inc., 7.875%, 2013	960,000	1,094,628
Crosstex Energy, Inc., 8.875%, 2018	1,205,000	1,256,213
El Paso Corp., 8.25%, 2016	675,000	738,336
El Paso Corp., 7%, 2017	1,395,000	1,469,831
El Paso Corp., 7.75%, 2032	546,000	568,935
Energy Transfer Equity LP, 7.5%, 2020	470,000	486,450
Enterprise Products Partners LP, FRN, 8.375%, 2066	991,000	1,052,938
Enterprise Products Partners LP, FRN, 7.034%, 2068	256,000	265,280
MarkWest Energy Partners LP, 8.75%, 2018	165,000	177,375
Spectra Energy Capital LLC, 8%, 2019	810,000	1,015,141

		$9,269,227
Network & Telecom - 3.0%
AT&T, Inc., 6.55%, 2039	$170,000	$187,479
AT&T, Inc., 5.35%, 2040 (n)	1,108,000	1,052,039
Axtel S.A.B. de C.V., 9%, 2019 (n)	695,000	639,400
CenturyLink, Inc., 7.6%, 2039	265,000	266,377
Cincinnati Bell, Inc., 8.25%, 2017	1,020,000	989,400
Cincinnati Bell, Inc., 8.75%, 2018	1,250,000	1,131,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Citizens Communications Co., 9%, 2031	$680,000	$712,300
Frontier Communications Corp., 8.25%, 2017	375,000	412,500
Frontier Communications Corp., 8.5%, 2020	610,000	671,000
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	2,177,000	2,318,505
Qwest Communications International, Inc., 8%, 2015	365,000	387,813
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,075,000	1,118,000
Qwest Corp., 7.875%, 2011	700,000	733,250
Telefonica Emisiones S.A.U., 2.582%, 2013	995,000	999,112
Telemar Norte Leste S.A., 5.5%, 2020 (n)	678,000	672,915
TELUS Corp., 8%, 2011	300,000	309,856
Windstream Corp., 8.625%, 2016	2,575,000	2,671,563
Windstream Corp., 8.125%, 2018	380,000	391,400
Windstream Corp., 7.75%, 2020	560,000	563,500

		$16,227,659
Oil Services - 0.6%
Basic Energy Services, Inc., 7.125%, 2016	$195,000	$185,250
Edgen Murray Corp., 12.25%, 2015	320,000	269,600
Expro Finance Luxembourg, 8.5%, 2016 (n)	1,010,000	982,225
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	995,000	905,450
Pioneer Drilling Co., 9.875%, 2018	845,000	891,475

		$3,234,000
Oils - 0.5%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$1,922,000	$1,883,560
Petroplus Holdings AG, 9.375%, 2019 (n)	795,000	731,400

		$2,614,960
Other Banks & Diversified Financials - 2.6%
Alfa Bank, 7.875%, 2017 (n)	$1,151,000	$1,153,878
Banco Cruzeiro do Sul S.A., 8.875%, 2020 (n)	172,000	168,560
Banco Internacional del Peru, 5.75%, 2020 (n)	161,000	157,780
Banco PanAmericano S.A., 8.5%, 2020 (n)	416,000	385,840
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,400,000	1,352,830
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	1,570,000	1,648,806
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012 (z)	468,750	461,449
Capital One Financial Corp., 8.8%, 2019	320,000	398,295
Capital One Financial Corp., 10.25%, 2039	1,000,000	1,057,500
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	1,465,000	1,523,600
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,974,000	2,270,771
ICICI Bank Ltd., 5.75%, 2020 (z)	248,000	246,048
LBG Capital No.1 PLC, 7.875%, 2020 (n)	835,000	759,850
Santander UK PLC, 8.963% to 2030, FRN to 2049	1,250,000	1,329,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	$1,490,000	$1,475,434

		$14,390,391
Pharmaceuticals - 0.3%
Roche Holdings, Inc., 6%, 2019 (n)	$1,000,000	$1,194,238
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	250,000	246,875
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	90,000	87,750

		$1,528,863
Pollution Control - 0.2%
Allied Waste North America, Inc., 7.125%, 2016	$75,000	$79,594
Allied Waste North America, Inc., 6.875%, 2017	870,000	964,613

		$1,044,207
Precious Metals & Minerals - 0.1%
ALROSA Finance S.A., 7.75%, 2020 (n)	$300,000	$300,000

Printing & Publishing - 0.2%
American Media Operations, Inc., 9%, 2013 (p)(z)	$11,864	$12,006
American Media Operations, Inc., 14%, 2013 (d)(p)(z)	124,474	70,916
Nielsen Finance LLC, 11.5%, 2016	545,000	621,300
Nielsen Finance LLC, 7.75%, 2018 (n)	465,000	473,138

		$1,177,360
Railroad & Shipping - 0.4%
Kansas City Southern Railway, 8%, 2015	$1,895,000	$2,022,913

Real Estate - 0.8%
CB Richard Ellis Group, Inc., 11.625%, 2017	$220,000	$254,925
Developers Diversified Realty Corp., REIT, 7.875%, 2020	465,000	532,866
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	665,000	697,419
HRPT Properties Trust, REIT, 6.25%, 2016	1,053,000	1,124,657
Simon Property Group, Inc., REIT, 5.875%, 2017	756,000	855,310
Simon Property Group, Inc., REIT, 10.35%, 2019	660,000	922,251

		$4,387,428
Restaurants - 0.0%
Dunkin Finance Corp., 9.625%, 2018 (z)	$150,000	$150,938

Retailers - 1.8%
Couche-Tard, Inc., 7.5%, 2013	$350,000	$354,550
Express LLC/Express Finance Corp., 8.75%, 2018	525,000	556,500
General Nutrition Centers, Inc., FRN, 5.75%, 2014 (p)	740,000	717,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Home Depot, Inc., 5.875%, 2036	$509,000	$533,068
Limited Brands, Inc., 6.9%, 2017	480,000	512,400
Limited Brands, Inc., 6.95%, 2033	670,000	626,450
Neiman Marcus Group, Inc., 10.375%, 2015	1,015,000	1,068,288
QVC, Inc., 7.375%, 2020 (n)	925,000	966,625
Rent-A-Center, Inc., 6.625%, 2020	175,000	172,375
Sally Beauty Holdings, Inc., 10.5%, 2016	1,270,000	1,371,600
Toys “R” Us Property Co. II LLC, 8.5%, 2017	1,725,000	1,832,813
Toys “R” Us, Inc., 10.75%, 2017	1,040,000	1,170,000

		$9,882,469
Specialty Stores - 0.4%
GSC Holdings Corp., 8%, 2012	$130,000	$132,600
Michaels Stores, Inc., 11.375%, 2016	635,000	686,594
Michaels Stores, Inc., 7.75%, 2018 (n)	1,040,000	1,011,400
Payless ShoeSource, Inc., 8.25%, 2013	151,000	153,643

		$1,984,237
Supermarkets - 0.1%
Delhaize Group, 5.7%, 2040 (n)	$834,000	$822,174

Supranational - 0.8%
Central American Bank, 4.875%, 2012 (n)	$1,426,000	$1,468,780
European Investment Bank, 5.125%, 2017	2,593,000	3,027,281

		$4,496,061
Telecommunications - Wireless - 3.6%
Cingular Wireless LLC, 6.5%, 2011	$1,020,000	$1,080,682
Clearwire Corp., 12%, 2015 (n)	2,150,000	2,276,313
Cricket Communications, Inc., 7.75%, 2016	560,000	572,600
Crown Castle International Corp., 9%, 2015	1,475,000	1,626,188
Crown Castle International Corp., 7.75%, 2017 (n)	715,000	788,288
Crown Castle International Corp., 7.125%, 2019	450,000	487,125
Digicel Group Ltd., 12%, 2014 (n)	100,000	116,000
Digicel Group Ltd., 8.25%, 2017 (n)	710,000	745,500
Digicel Group Ltd., 10.5%, 2018 (n)	350,000	385,000
Globo Communicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	165,000	170,775
MetroPCS Wireless, Inc., 7.875%, 2018	900,000	932,625
Net Servicos de Comunicacao S.A., 7.5%, 2020	758,000	879,280
Nextel Communications, 7.375%, 2015	485,000	468,025
NII Holdings, Inc., 10%, 2016	1,615,000	1,792,650
NII Holdings, Inc., 8.875%, 2019	455,000	492,538

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
SBA Communications Corp., 8%, 2016	$260,000	$280,800
SBA Communications Corp., 8.25%, 2019	445,000	487,275
Sprint Capital Corp., 6.875%, 2028	1,315,000	1,117,750
Sprint Nextel Corp., 8.375%, 2017	2,905,000	3,021,200
Wind Acquisition Finance S.A., 12%, 2015 (n)	908,000	959,075
Wind Acquisition Finance S.A., 11.75%, 2017 (z)	155,000	172,050
Wind Acquisition Finance S.A., 7.25%, 2018 (z)	970,000	955,450

		$19,807,189
Telephone Services - 0.4%
Frontier Communications Corp., 8.125%, 2018	$1,625,000	$1,787,500
Telefonica Moviles Chile, 2.875%, 2015 (z)	171,000	167,462

		$1,954,962
Tobacco - 0.4%
Alliance One International, Inc., 10%, 2016	$840,000	$877,800
Reynolds American, Inc., 6.75%, 2017	1,040,000	1,185,037

		$2,062,837
Transportation - Services - 1.3%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$360,000	$369,900
Commercial Barge Line Co., 12.5%, 2017	1,320,000	1,526,250
Erac USA Finance Co., 6.375%, 2017 (n)	1,000,000	1,142,538
Hertz Corp., 8.875%, 2014	2,255,000	2,291,644
Hertz Corp., 7.5%, 2018 (n)	665,000	671,650
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	460,000	462,300
Navios Maritime Holdings, Inc., 8.875%, 2017	210,000	224,175
Westinghouse Air Brake Technologies Corp., 6.875%, 2013	370,000	389,888

		$7,078,345
U.S. Government Agencies and Equivalents - 0.7%
Freddie Mac, 5.5%, 2017	$3,060,000	$3,653,585

U.S. Treasury Obligations - 2.2%
U.S. Treasury Bonds, 8.5%, 2020	$4,050,000	$6,022,791
U.S. Treasury Bonds, 6.25%, 2023 (f)	1,800,000	2,365,312
U.S. Treasury Bonds, 5.375%, 2031	286,200	349,388
U.S. Treasury Bonds, 4.5%, 2036	95,000	102,645
U.S. Treasury Bonds, 4.75%, 2037	2,986,200	3,348,277

		$12,188,413

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - 3.7%
AES Corp., 8%, 2017	$2,840,000	$2,953,600
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	370,000	399,378
Bruce Mansfield Unit, 6.85%, 2034	1,530,526	1,666,936
Calpine Corp., 8%, 2016 (n)	1,800,000	1,894,500
CenterPoint Energy, Inc., 6.5%, 2018	400,000	456,823
Colbun S.A., 6%, 2020 (n)	748,000	796,893
Covanta Holding Corp., 7.25%, 2020	450,000	459,771
Dynegy Holdings, Inc., 7.75%, 2019	1,985,000	1,295,213
Edison Mission Energy, 7%, 2017	1,355,000	1,063,675
EDP Finance B.V., 6%, 2018 (n)	798,000	797,233
Energy Future Holdings Corp., 10%, 2020 (n)	1,125,000	1,151,048
Energy Future Holdings Corp., 10%, 2020	1,805,000	1,851,305
Genon Escrow Corp., 9.875%, 2020 (n)	715,000	681,038
Mirant North America LLC, 7.375%, 2013	1,940,000	1,969,100
NRG Energy, Inc., 7.375%, 2016	935,000	939,675
System Energy Resources, Inc., 5.129%, 2014 (z)	1,091,992	1,131,325
Texas Competitive Electric Holdings LLC, 10.25%, 2015	1,290,000	767,550

		$20,275,063
Total Bonds (Identified Cost, $574,137,442)		$602,921,474

Floating Rate Loans (g)(r) - 0.7%
Aerospace - 0.0%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$207,542	$204,222

Automotive - 0.3%
Allison Transmission, Inc., Term Loan B, 3.03%, 2014	$235,058	$226,831
Ford Motor Co., Term Loan B, 3.03%, 2013	1,653,778	1,636,313

		$1,863,144
Broadcasting - 0.0%
Gray Television, Inc., Term Loan B, 3.76%, 2014	$54,682	$53,110
Local TV Finance LLC, Term Loan B, 2.29%, 2013	48,140	45,653

		$98,763
Building - 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$29,726	$30,402

Consumer Services - 0.1%
Realogy Corp., Letter of Credit, 3.25%, 2013	$34,272	$31,469
Realogy Corp., Term Loan, 3.28%, 2013	251,426	230,863

		$262,332

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Financial Institutions - 0.0%
American General Financial Corp., Term Loan B, 7.25%, 2015	$86,679	$87,316

Gaming & Lodging - 0.2%
MGM Mirage, Term Loan, 7%, 2014 (o)	$847,185	$780,147

Utilities - Electric Power - 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.75%, 2014	$576,229	$445,006
Total Floating Rate Loans (Identified Cost, $3,703,922)		$3,771,332

Common Stocks - 0.2%
Automotive - 0.1%
Accuride Corp. (a)	41,528	$481,725

Construction - 0.1%
Nortek, Inc. (a)	8,602	$352,768

Printing & Publishing - 0.0%
American Media, Inc. (a)	1,991	$0
Golden Books Family Entertainment, Inc. (a)	3,683	0

		$0
Total Common Stocks (Identified Cost, $517,774)		$834,493

Preferred Stocks - 0.1%
Automotive - 0.1%
General Motors Co., 4.75% (Identified Cost, $658,000) (a)	13,160	$667,212

Money Market Funds (v) - 5.3%
MFS Institutional Money Market Portfolio, 0.22%, at Cost and Net Asset Value	29,055,511	$29,055,511

Issuer/Expiration Date/Strike Price	Number of Contracts

Put Options Purchased - 0.0%
JPY Currency - December 2010 @ $0.01 (Premiums Paid, $43,173)	5,253,000	$0
Total Investments (Identified Cost, $608,115,822)		$637,250,022

Other Assets, Less Liabilities - (16.2)%		(88,853,234)
Net Assets - 100.0%		$548,396,788

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $145,477,191, representing 26.5% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/10	$9,087	$12,006
American Media Operations, Inc., 14%, 2013	1/29/09-5/01/10	83,103	70,916
Anthracite Ltd., “A”, CDO, FRN, 0.613%, 2019	1/15/10	1,051,480	1,107,001
Banco do Nordeste do Brasil (BNB), 3.625%, 2015	11/04/10	842,055	831,528
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.855%, 2040	3/01/06	874,262	398,576
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012	3/08/05	468,750	461,449
Credit Acceptance Corp., 9.125%, 2017	1/25/10	488,572	522,500
Dunkin Finance Corp., 9.625%, 2018	11/15/10	147,754	150,938
Gaz Capital S.A., 5.092%, 2015	11/17/10	380,000	381,900
Hanesbrands, Inc., 6.375%, 2020	11/04/10	475,000	453,625
ICICI Bank Ltd., 5.75%, 2020	11/08/10	246,868	246,048
KazMunaiGaz Finance B.V., 6.375%, 2021	11/03/10	240,478	237,038
Local TV Finance LLC, 10%, 2015	11/09/07-5/31/10	737,663	690,073
Lyondell Chemical Co., 8%, 2017	11/02/10	568,622	555,556
Multi Security Asset Trust, “A3”, 5%, 2035	10/12/10	1,429,044	1,417,956
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-8/06/10	604,337	632,125

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Nortek, Inc., 10%, 2018	11/18/10	$435,000	$435,000
PNC Mortgage Acceptance Corp., 7.1%, 2032	3/25/08	1,060,685	1,060,494
Polypore International, Inc., 7.5%, 2017	11/10/10	180,000	182,250
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	336,958	344,213
Sinochem Overseas Capital Co. Ltd., 4.5%, 2020	11/04/10	285,477	281,916
Spirit Master Funding LLC, 5.05%, 2023	7/15/05	1,476,214	1,312,315
SunGard Data Systems, Inc., 7.375%, 2018	11/01/10	445,000	440,550
SunGard Data Systems, Inc., 7.625%, 2020	11/01/10	265,000	265,000
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,091,992	1,131,325
Telefonica Moviles Chile, 2.875%, 2015	11/03/10	170,538	167,462
USI Holdings Corp., 9.75%, 2015	4/07/10	592,116	611,925
Wind Acquisition Finance S.A., 11.75%, 2017	8/27/10	171,602	172,050
Wind Acquisition Finance S.A., 7.25%, 2018	11/18/10	963,443	955,450
XM Satellite Radio, Inc., 7.625%, 2018	11/04/10-11/08/10	295,313	278,600
Total Restricted Securities			$15,807,785
% of Net Assets			2.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Paso
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 11/30/10

Forward Foreign Currency Exchange Contracts at 11/30/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Deutsche Bank AG	565,000	1/12/11	$542,199	$538,818	$3,381
SELL	CAD	Credit Suisse Group	511,451	1/12/11	508,517	497,820	10,697
SELL	CAD	Goldman Sachs International	1,439,422	1/12/11	1,407,012	1,401,060	5,952
BUY	CLP	Merrill Lynch International Bank	1,378,773,000	12/02/10	2,816,697	2,829,704	13,007
SELL	CLP	JPMorgan Chase Bank N.A.	1,402,152,000	12/06/10	2,909,935	2,876,726	33,209
SELL	CLP	Merrill Lynch International Bank	1,378,773,000	12/02/10	2,836,981	2,829,703	7,278
SELL	EUR	Barclays Bank PLC	5,094,424	12/15/10-1/12/11	6,924,828	6,612,030	312,798
SELL	EUR	Deutsche Bank AG	1,993,819	1/10/11	2,813,000	2,587,740	225,260
SELL	EUR	HSBC Bank	1,679,386	12/15/10	2,194,000	2,179,839	14,161
SELL	GBP	Barclays Bank PLC	2,617,988	1/12/11	4,165,489	4,071,075	94,414
SELL	GBP	Deutsche Bank AG	2,357,988	1/12/11	3,753,068	3,666,764	86,304
SELL	IDR	HSBC Bank	12,246,475,000	1/14/11	1,359,360	1,347,012	12,348
SELL	INR	Deutsche Bank AG	124,300,000	12/09/10	2,711,606	2,705,625	5,981
SELL	JPY	HSBC Bank	229,735,000	1/12/11	2,748,552	2,746,722	1,830
SELL	JPY	JPMorgan Chase Bank N.A.	307,521,130	1/12/11	3,760,208	3,676,737	83,471
SELL	JPY	Merrill Lynch International Bank	2,266,520,689	1/12/11	27,719,937	27,098,630	621,307
SELL	KRW	Barclays Bank PLC	3,121,228,000	1/18/11	2,737,199	2,685,752	51,447
SELL	KRW	JPMorgan Chase Bank N.A.	1,592,834,100	1/05/11	1,391,000	1,371,412	19,588

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/10 - continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	MYR	JPMorgan Chase Bank N.A.	4,252,000	1/21/11	$1,347,659	$1,338,344	$9,315
SELL	NOK	Deutsche Bank AG	113,000	1/12/11	18,218	18,155	63
BUY	THB	JPMorgan Chase Bank N.A.	42,163,000	12/01/10	1,385,346	1,394,741	9,395
SELL	ZAR	Barclays Bank PLC	9,500	1/14/11	1,361	1,330	31
SELL	ZAR	HSBC Bank	9,500	1/14/11	1,359	1,331	28

							$1,621,265

Liability Derivatives
BUY	AUD	Citibank N.A.	564,000	1/12/11	$553,774	$537,865	$(15,909)
BUY	CAD	Citibank N.A.	562,000	12/15/10	559,373	547,320	(12,053)
SELL	CAD	Barclays Bank PLC	564,000	12/15/10	545,244	549,268	(4,024)
BUY	CHF	Deutsche Bank AG	2,697,000	1/10/11	2,817,063	2,689,015	(128,048)
BUY	CLP	Credit Suisse Group	685,537,000	12/06/10	1,427,607	1,406,482	(21,125)
BUY	CLP	Deutsche Bank AG	670,884,000	12/06/10	1,384,836	1,376,419	(8,417)
BUY	CLP	Merrill Lynch International Bank	1,378,773,000	12/06/10	2,836,398	2,828,760	(7,638)
SELL	CLP	Deutsche Bank AG	671,771,000	12/06/10	1,350,293	1,378,239	(27,946)
BUY	CNY	Deutsche Bank AG	5,910,000	4/18/11	893,019	888,663	(4,356)
BUY	CNY	HSBC Bank	11,785,000	4/18/11	1,779,674	1,772,064	(7,610)
BUY	EUR	Barclays Bank PLC	2,976,000	12/15/10	4,239,416	3,862,841	(376,575)
BUY	EUR	Deutsche Bank AG	2,008,000	12/15/10	2,784,896	2,606,380	(178,516)
BUY	EUR	JPMorgan Chase Bank N.A.	3,782,124	1/12/11	5,264,811	4,908,704	(356,107)
SELL	EUR	UBS AG	30,693,400	12/15/10	39,042,312	39,839,965	(797,653)
BUY	GBP	Deutsche Bank AG	1,761,000	1/12/11	2,786,730	2,738,425	(48,305)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/10 - continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	IDR	JPMorgan Chase Bank N.A.	12,234,391,000	12/20/10-1/14/11	$1,365,529	$1,350,661	$(14,868)
BUY	INR	Deutsche Bank AG	124,275,000	12/09/10	2,811,652	2,705,081	(106,571)
BUY	JPY	Barclays Bank PLC	208,400,000	1/12/11	2,549,111	2,491,641	(57,470)
BUY	JPY	UBS AG	227,877,000	1/12/11	2,787,657	2,724,509	(63,148)
BUY	KRW	Barclays Bank PLC	4,711,065,000	1/05/11-1/18/11	4,194,798	4,054,558	(140,240)
BUY	MYR	Barclays Bank PLC	4,255,029	12/20/10	1,376,008	1,341,863	(34,145)
BUY	NZD	Barclays Bank PLC	737,000	1/12/11	557,852	546,225	(11,627)
SELL	NZD	Deutsche Bank AG	740,000	1/12/11	547,735	548,449	(714)
BUY	PHP	JPMorgan Chase Bank N.A.	121,662,110	12/28/10-1/26/11	2,785,348	2,762,518	(22,830)
BUY	SEK	Credit Suisse Group	17,574,542	1/12/11	2,620,680	2,495,793	(124,887)
BUY	SGD	Deutsche Bank AG	1,842,000	1/12/11	1,415,120	1,394,989	(20,131)
BUY	SGD	HSBC Bank	1,814,000	1/12/11	1,401,746	1,373,784	(27,962)
SELL	THB	JPMorgan Chase Bank N.A.	42,163,000	12/01/10	1,394,279	1,394,740	(461)
BUY	TRY	HSBC Bank	1,041,612	2/22/11	710,585	684,029	(26,556)
BUY	TRY	JPMorgan Chase Bank N.A.	1,041,612	2/22/11	710,270	684,029	(26,241)
SELL	TRY	HSBC Bank	2,044,000	2/22/11	1,340,328	1,342,302	(1,974)
BUY	TWD	JPMorgan Chase Bank N.A.	86,947,000	1/27/11	2,861,040	2,856,212	(4,828)

							$(2,678,935)

Futures Contracts Outstanding at 11/30/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	404	$50,140,188	Mar-11	$127,992
U.S. Treasury Bond 30 yr (Long)	USD	28	$3,563,875	Mar-11	5,152

					$133,144

At November 30, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $579,060,311)	$608,194,511
Underlying funds, at cost and value	29,055,511
Total investments, at value (identified cost, $608,115,822)		$637,250,022
Cash	179,926
Receivables for
Forward foreign currency exchange contracts	1,621,265
Investments sold	3,357,780
Interest	10,923,999
Other assets	13,148
Total assets		$653,346,140
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	180,545
Forward foreign currency exchange contracts	2,678,935
Daily variation margin on open futures contracts	59,125
Investments purchased	1,458,523
Payable to affiliates
Investment adviser	20,747
Transfer agent and dividend disbursing costs	5,171
Administrative services fee	433
Payable for independent Trustees’ compensation	166,320
Accrued interest expense	226,509
Accrued expenses and other liabilities	153,044
Total liabilities		$104,949,352
Net assets		$548,396,788
Net assets consist of
Paid-in capital	$553,756,539
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	28,194,497
Accumulated net realized gain (loss) on investments and foreign currency transactions	(34,239,812)
Undistributed net investment income	685,564
Net assets		$548,396,788
Shares of beneficial interest outstanding		54,871,740
Net asset value per share (net assets of $548,396,788 / 54,871,740 shares of beneficial interest outstanding)		$9.99

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$43,135,416
Dividends	24,776
Dividends from underlying funds	52,517
Total investment income		$43,212,709
Expenses
Management fee	$3,682,625
Transfer agent and dividend disbursing costs	86,237
Administrative services fee	84,186
Independent Trustees’ compensation	94,528
Stock exchange fee	48,578
Custodian fee	140,815
Interest expense	1,524,436
Shareholder communications	175,384
Auditing fees	68,892
Legal fees	17,741
Miscellaneous	27,754
Total expenses		$5,951,176
Fees paid indirectly	(555)
Reduction of expenses by investment adviser	(2,640)
Net expenses		$5,947,981
Net investment income		$37,264,728
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$21,879,832
Futures contracts	(3,797,659)
Swap transactions	(9,599)
Foreign currency transactions	4,039,625
Net realized gain (loss) on investments and foreign currency transactions		$22,112,199
Change in unrealized appreciation (depreciation)
Investments	$4,604,916
Futures contracts	719,555
Swap transactions	(7,356)
Translation of assets and liabilities in foreign currencies	1,159,222
Net unrealized gain (loss) on investments and foreign currency translation		$6,476,337
Net realized and unrealized gain (loss) on investments and foreign currency		$28,588,536
Change in net assets from operations		$65,853,264

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2010	2009
Change in net assets
From operations
Net investment income	$37,264,728	$31,779,313
Net realized gain (loss) on investments and foreign currency transactions	22,112,199	(11,689,133)
Net unrealized gain (loss) on investments and foreign currency translation	6,476,337	108,166,541
Change in net assets from operations	$65,853,264	$128,256,721
Distributions declared to shareholders
From net investment income	$(38,684,582)	$(34,524,661)
Change in net assets from fund share transactions	$—	$(796,999)
Total change in net assets	$27,168,682	$92,935,061
Net assets
At beginning of period	521,228,106	428,293,045
At end of period (including undistributed net investment income of $685,564 and accumulated distributions in excess of net investment income of $2,971,046, respectively)	$548,396,788	$521,228,106

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/10

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Net increase in net assets from operations	$65,853,264
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(412,443,692)
Proceeds from disposition of investment securities	416,646,901
Proceeds from future and swap transactions	(3,807,258)
Purchases of short-term investments, net	(3,340,324)
Realized gain/loss on investments	(21,879,832)
Realized gain/loss on futures and swaps transactions	3,807,258
Unrealized appreciation/depreciation on investments	(4,604,916)
Unrealized appreciation/depreciation on foreign currency contracts	(1,226,446)
Unrealized appreciation/depreciation on swaps	7,356
Net amortization/accretion of income	(1,225,550)
Increase in dividends and interest receivable	(344,876)
Increase in accrued expenses and other liabilities	23,993
Increase in payable for daily variation margin on open futures contracts	36,500
Decrease in restricted cash	650,000
Decrease in other assets	13,782
Net cash provided by operating activities	$38,166,160
Cash flows from financing activities:
Distributions paid in cash	(38,655,585)
Increase in interest payable	147,798
Net cash used by financing activities	$(38,507,787)
Net decrease in cash	$(341,627)
Cash:
Beginning of period (including foreign currency of $191,625)	$521,553
End of period	$179,926

Supplementary disclosure of cash flow information: cash paid during the year for interest $1,376,638.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$9.50	$7.79		$9.54	$9.64	$9.58
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.58		$0.47	$0.46	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.76		(1.72)	(0.08)	0.09
Total from investment operations	$1.20	$2.34		$(1.25)	$0.38	$0.53
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.63)		$(0.51)	$(0.48)	$(0.49)
Net increase from repurchase of capital shares	$—	$0.00	(w)	$0.01	$—	$0.02
Net asset value, end of period	$9.99	$9.50		$7.79	$9.54	$9.64
Per share market value, end of period	$9.51	$8.96		$6.88	$8.30	$8.51
Total return at market value (%)	14.36	40.77		(11.63)	3.20	6.98
Total return at net asset value (%) (j)(r)(s)	13.30	31.82		(12.95)	4.71	6.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	0.90		0.78	0.73	0.76
Expenses after expense reductions (f)	1.11	0.90		0.78	0.73	0.76
Net investment income	6.93	6.71		5.18	4.89	4.62
Portfolio turnover	56	67		58	58	57
Net assets at end of period (000 omitted)	$548,397	$521,228		$428,293	$527,269	$532,823
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense	0.82	0.84		N/A	N/A	N/A
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000		N/A	N/A	N/A
Asset coverage per $1,000 of indebtedness (k)	$6,484	$6,212		N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the trust’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally

Notes to Financial Statements – continued

valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

Notes to Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

Notes to Financial Statements – continued

as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of November 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,148,937	$352,768	$—	$1,501,705
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	15,841,998	—	15,841,998
Non-U.S. Sovereign Debt	—	118,870,906	—	118,870,906
Corporate Bonds	—	337,651,292	—	337,651,292
Residential Mortgage-Backed Securities	—	23,398,751	—	23,398,751
Commercial Mortgage-Backed Securities	—	31,375,038	—	31,375,038
Asset-Backed Securities (including CDOs)	—	3,027,063	—	3,027,063
Foreign Bonds	—	72,756,426	—	72,756,426
Floating Rate Loans	—	3,771,332	—	3,771,332
Purchased Currency Options	—	—	—	—
Mutual Funds	29,055,511	—	—	29,055,511
Total Investments	$30,204,448	$607,045,574	$—	$637,250,022

Other Financial Instruments
Futures	$133,144	$—	$—	$133,144
Forward Currency Contracts	—	(1,057,670)	—	(1,057,670)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/09	$2,667
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,667)
Purchases	—
Sales	—
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of 11/30/10	$0

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and

Notes to Financial Statements – continued

instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$133,144	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	1,621,265	(2,678,935)
Total		$1,754,409	$(2,678,935)

(a)	All derivative valuations are specifically referenced within the fund’s Statement of Assets and Liabilities except for futures contracts. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$(3,797,659)	$—	$—	$—
Foreign Exchange Contracts	—	—	4,159,166	(52,644)
Credit Contracts	—	(9,599)	—	—
Total	$(3,797,659)	$(9,599)	$4,159,166	$(52,644)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Investments (Purchased Options)	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate Contracts	$719,555	$—	$—	$—
Foreign Exchange Contracts	—	—	(43,173)	1,226,446
Credit Contracts	—	(7,356)	—	—
Total	$719,555	$(7,356)	$(43,173)	$1,226,446

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the

Notes to Financial Statements – continued

counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Notes to Financial Statements – continued

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and

Notes to Financial Statements – continued

Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/10	11/30/09
Ordinary income (including any short-term capital gains)	$38,684,582	$34,524,661

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/10
Cost of investments	$610,206,766
Gross appreciation	38,893,101
Gross depreciation	(11,849,845)
Net unrealized appreciation (depreciation)	$27,043,256
Undistributed ordinary income	5,836,712
Capital loss carryforwards	(31,956,477)
Other temporary differences	(6,283,242)

As of November 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/14	$(5,504,781)
11/30/15	(2,469,155)
11/30/16	(12,601,136)
11/30/17	(11,381,405)
$(31,956,477)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2010, these fees paid to MFSC amounted to $28,563.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $5,032 and the Retirement Deferral plan resulted in an expense of $15,685. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $157,195 at November 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $9,125 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended November 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,282 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,640, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$12,457,462	$32,977,654
Investments (non-U.S. Government securities)	$326,253,524	$315,998,934

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended November 30, 2010, the fund did not repurchase any shares. The fund repurchased and retired 114,800 shares of beneficial interest during the year ended November 30, 2009 at an average price per share of $6.94 and a weighted average discount of 11.07% per share. Transactions in fund shares were as follows:

	Year ended 11/30/10		Year ended 11/30/09
	Shares	Amount	Shares	Amount
Treasury shares reacquired	—	$—	(114,800)	$(796,999)

Notes to Financial Statements – continued

(6)	Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30,2010, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. The credit agreement matures on August 26, 2011. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $1,524,436 during the period. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the year. For the year ended November 30, 2010, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.52%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,715,187	176,732,129	(173,391,805)	29,055,511

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$52,517	$29,055,511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 14, 2011

RESULTS OF SHAREHOLDER MEETING (unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 7, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	50,127,150.137	1,724,648.548
Robert J. Manning	50,080,826.733	1,770,971.952
Laurie J. Thompson	50,138,205.034	1,713,593.651

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	2013	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	2011	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	2011	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	2011	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	2013	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	2011	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	N/A	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	N/A	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Richard Hawkins
Matthew Ryan

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2009 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 2 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 2nd out of a total of 2 funds for the one-year period and 1st out of a total of 2

Board Review of Investment Advisory Agreement – continued

funds for the five-year period ended December 31, 2009. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one- and three-year periods ended December 31, 2009 (one year: 27.8% total return for the Fund versus 14.6% total return for the benchmark; three-year: 6.4% total return for the Fund versus 6.2% total return for the benchmark) and under-performed its custom benchmark for the five-year period ended December 31, 2009 (5.5% total return for the Fund versus 5.7% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc and MFS. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would

Board Review of Investment Advisory Agreement – continued

consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and

Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2010 and 2009, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Charter Income Trust	47,668	46,749

For the fiscal years ended November 30, 2010 and 2009, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Charter Income Trust	10,000	10,000	9,535	9,426	0	0
To MFS and MFS Related Entities of MFS Charter Income Trust*	0	0	0	0	0	0

	2010	2009[4]
Aggregate fees for non-audit services:
To MFS Charter Income Trust, MFS and MFS Related Entities#	253,664	248,232

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended November 30, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced or exchanged underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval (including those related to net-operating loss carryforwards), or has not taken responsive action to a majority shareholder approved resolution recommending that the poison pill be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer directly participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case-by-case basis. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, egregious employment contract terms such as guaranteed bonus provisions, excessive pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, excessive perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year) for issuers (other than for certain closed-end investment companies). MFS generally supports proposals to declassify a board for issuers (other than for certain closed-end investment companies).

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give

“free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to re-price underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s compensation committee members and votes on stock plans (as outlined above) are currently the most effective mechanisms to express our view on a company’s compensation practices.

MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS also opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

Advisory Votes on Executive Compensation

MFS supports reasonably crafted shareholder proposals to include an advisory shareholder vote on an issuer’s executive compensation practices in the issuer’s proxy statement.

For a U.S. issuer that already includes an advisory vote on its executive compensation practices in its proxy statement, MFS will generally support the issuer’s advisory vote, unless MFS has determined that issuer has adopted excessive executive compensation practices.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have adopted mandatory requirements for all companies to hold advisory votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.

John F. Addeo	High Yield Debt Securities Portfolio Manager	2005	Investment Officer of MFS; employed in the investment area of MFS since 1998.

David P. Cole	High Yield Debt Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Richard O. Hawkins	Lipper Corporate Debt Funds BBB-Rated
Barclays Capital U.S. Intermediate Government/Credit Index
Barclays Capital U.S. Aggregate Index
Lipper Variable Annuity Corporate Debt BBB-Rated

John F. Addeo	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds
BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

David P. Cole	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Current Yield Funds
BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

Matthew W. Ryan	Lipper Emerging Markets Debt Funds
Lipper Variable Annuity Global Income Funds
JP Morgan Emerging Markets Bond Index Global
Morningstar Fixed Income Global Emerging Markets Funds
JP Morgan Global Government Bond Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended November 30, 2010. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
John F. Addeo	N
David P. Cole	N
Matthew W. Ryan	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the fund’s fiscal year ended November 30, 2010

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	13	$17.4 billion	2	$1.1 billion	6	$692.2 million
John F. Addeo	13	$4.2 billion	5	$1.3 billion	0	N/A
David P. Cole	10	$3.8 billion	2	$654.2 million	0	N/A
Matthew W. Ryan	11	$5.8 billion	9	$3.0 billion	7	$5.7 billion

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest. The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust
Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/09-12/31/09	0	N/A	0	5,487,174
1/01/10-1/31/10	0	N/A	0	5,487,174
2/01/10-2/28/10	0	N/A	0	5,487,174
3/01/10-3/31/10	0	N/A	0	5,487,174
4/01/10-4/30/10	0	N/A	0	5,487,174
5/01/10-5/31/10	0	N/A	0	5,487,174
6/01/10-6/30/10	0	N/A	0	5,487,174
7/01/10-7/31/10	0	N/A	0	5,487,174
8/01/10-8/31/10	0	N/A	0	5,487,174
9/01/10-9/30/10	0	N/A	0	5,487,174
10/01/10-10/31/10	0	N/A	0	5,487,174
11/01/10-11/30/10	0	N/A	0	5,487,174

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2010 plan year is 5,487,174.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: January 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: January 14, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2011

*	Print name and title of each signing officer under his or her signature.